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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 1998




                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



        North Carolina                   0-13086               56-1382275
 (State or other jurisdiction     (Commission File No.)      I.R.S. Employer
      of incorporation)                                   Identification Number




             202 South Main Street, Reidsville, North Carolina 27320
                    (Address of principal executive offices)


                                 (336) 342-3346
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant

           The Board of Directors of FNB Financial Services Corporation (the "Company") and the Audit Committee thereof have approved the engagement of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ended December 31 1998, to replace Cherry, Bekaert & Holland, L.L.P. Cherry, Bekaert & Holland, L.L.P. was notified on August 21, 1998 that the Company was changing independent public accountants.

           The audit reports of Cherry, Bekaert & Holland, L.L.P. on the consolidated financial statements of the Company for the years ended December 31, 1996 and 1997 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

           In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and in the subsequent interim period through August 21, 1998, there were no disagreements with Cherry, Bekaert & Holland, L.L.P. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Cherry, Bekaert & Holland, L.L.P. would have caused Cherry, Bekaert & Holland, L.L.P. to make reference to the matter in their report. The Company has requested Cherry, Bekaert & Holland, L.L.P. to furnish it with a letter to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated
August 24, 1998, is filed herewith as Exhibit 16.01.

           During the last two fiscal years and the subsequent interim period through August 21, 1998, the Company did not consult PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Regulation S-K Item 304(a)(2)(i) and (ii).

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.    Description of Exhibit
                  -----------    ----------------------
                  16.01          Letter of Cherry, Bekaert & Holland, L.L.P.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 FNB FINANCIAL SERVICES CORPORATION


                                 By:  /s/ Robert F. Albright
                                      -----------------------------------------
Dated: August 26, 1998                Robert F. Albright
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary


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                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

   16.01            Letter of Cherry, Bekaert & Holland, L.L.P.